SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a)
OF THE SECURITIES EXCHANGE ACT OF 1934
                 Filed by the Registrant                      [X]

                 Filed by a Party other than the Registrant   [  ]

Check the appropriate box:

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[  ]   Preliminary Proxy Statement



[  ]   Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))



[  ]   Definitive Proxy Statement



[X]    Definitive Additional Materials



[  ]   Soliciting Material Pursuant to Sec. 240.14a-11(c) or Sec. 240.14a-12


      (Name of Registrant as Specified In Its Charter)

            (IF YOU CHECKED "FILED BY REGISTRANT ABOVE" DO NOT FILL THIS IN:
            Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]    No fee required.



[  ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

            (1)   Title of each class of securities to which

                  transaction applies:



            (2)   Aggregate number of securities to which

                  transaction applies:



            (3)   Per unit price or other underlying value of transaction

                  computed pursuant to Exchange Act Rule 0-11:



            (4)   Proposed maximum aggregate value of transaction:



            (5)   Total Fee Paid:


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[  ]   Fee paid previously with preliminary materials.



[  ]   Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a) (2)

       and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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      (1)   Amount Previously Paid:



      (2)   Form, Schedule or Registration Statement No.:



      (3)   Filing Party:



      (4)   Date Filed:

3RD REQUEST
URGENT PROXY INFORMATION...
PLEASE CAST YOUR VOTE NOW!

URGENT REMINDER! THE SCHEDULED SPECIAL SHAREHOLDER MEETING FOR YOUR FUND IS IN DANGER OF BEING ADJOURNED DUE TO LACK OF VOTER PARTICIPATION!
Dear Shareholder:
Several weeks ago, we mailed you proxy information so that you could vote on important proposals that affect your fund. This information described the proposals and asked for your vote on these important issues. It has been called to our attention that we have not yet received your ballot.
YOUR VOTE IS IMPORTANT, NO MATTER HOW LARGE OR SMALL YOUR HOLDINGS MAY
BE.
The shareholder meeting cannot be held until we receive a majority of the votes. If you haven't done so already, please cast your vote.
TO VOTE BY PHONE
Please call our proxy solicitor, D.F. King & Co., Inc. toll-free at 1-800-848-3155 weekdays from 9 a.m.- 11 p.m. EST, Saturday from 10:00 a.m. - 10:00 p.m. EST or Sunday from 10:00 a.m. - 6:00 p.m. EST.
TO VOTE BY FAX
Please fax the front and back of your SIGNED proxy card to our proxy tabulator at
1-888-451-8683.

TO VOTE BY MAIL
Please mail your SIGNED proxy card in the postage-paid envelope right away no matter how many shares of the fund you own.
Thanks and remember to vote your proxy today. If you have already voted, thank you for your participation in this important initiative for your fund.
Sincerely,
/s/ Edward C. Johnson 3d
Edward C. Johnson 3d
President